UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 13, 2008
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-10362 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:
     This Current Report on Form 8-K/A is being filed by MGM MIRAGE, a Delaware corporation (the “Company”), to amend, as set forth below, the Company’s Current Report on Form 8-K (the “Prior Report”), dated December 13, 2008 with a filing date of December 15, 2008.
Item 9.01 Financial Statements and Exhibits.
     Item 9.01(d) of the Prior Report is amended by deleting Exhibit 10 in its entirety and replacing it with Exhibit 10 attached hereto:

No.	Description

10	Purchase Agreement, dated December 13, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: January 9, 2009	By:	/s/ Troy E. McHenry
	Name:	Troy E. McHenry
	Title:	Vice President – Legal Affairs

INDEX TO EXHIBITS

No.	Description

10	Purchase Agreement, dated December 13, 2008.